UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2003

                                    CDI Corp.
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             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

                                     1-5519
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                            (Commission File Number)

                                   23-2394430
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                        (IRS Employer Identification No.)

            1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768
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               (Address of principal executive offices) (Zip Code)

Registrants telephone number, including area code:

                                 (215) 569-2200
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Item 12. Results of Operations and Financial Condition.

On October 22, 2003, CDI Corp. (sometimes referred to in this Report as "the Company") issued a news release reporting the Company's financial results for its third fiscal quarter ended September 30, 2003 and announcing a cash dividend. A copy of the Company's news release is attached hereto as Exhibit
99.1 and is hereby incorporated by reference.

The information contained in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CDI CORP.
                                      (Registrant)

                                       By: /s/ Jay G. Stuart
                                           ---------------------------
                                           Jay G. Stuart
                                           Executive Vice President and
                                           Chief Financial Officer

Date: October 22, 2003

                                  EXHIBIT INDEX

Exhibit Number     Description

99.1               News Release dated October 22, 2003, issued by CDI Corp.